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                                                                 EXHIBIT 4.10




                             TEXAS INDUSTRIES, INC.

                                      AND

                     [NAME OF WARRANT AGENT], WARRANT AGENT

                           _______________________


                      WARRANT AGREEMENT [DEBT SECURITIES]

                             DATED AS OF___________
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         WARRANT AGREEMENT dated as of_________, 19___ , between TEXAS
INDUSTRIES, INC., a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), and__________, as warrant agent (the "Warrant Agent", which term includes any successor warrant agent hereunder).

         WHEREAS the Company has entered into an Indenture dated as of _____________, 19__ (the "Indenture"), with _________________, a ____________
corporation, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), providing for the issuance from time to time of the Company's debt securities, to be issued in one or more series as provided in the Indenture;

         [WHEREAS the Company proposes to sell] [title of debt securities being offered] (the "Offered Securities") with] [WHEREAS the Company proposes to issue] Warrant certificates evidencing one or more warrants (the "Warrants"; individually a "Warrant") representing the right to purchase up to an aggregate principal amount of [$_____________] of Debt Securities, which are to be issued under the Indenture (the "Warrant Securities"), such warrant certificates and other warrant certificates issued pursuant to this Agreement being called the "Warrant Certificates"; and

         WHEREAS the Company desires that the Warrant Agent act on behalf of the Company in connection with the issuance, exchange, exercise and replacement of the Warrant Certificates, and in this Agreement wish to set forth, among other things, the form and provisions of the Warrant Certificates and the terms and conditions on which they may be issued, exchanged, exercised and replaced.

         NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE 1.

    ISSUANCE OF WARRANTS AND EXECUTION AND DELIVERY  OF WARRANT CERTIFICATES

         SECTION 1.01. ISSUANCE OF WARRANTS. [Warrants shall be initially issued in connection with the issuance of the Offered Securities] [but shall be separately transferable on and after _______, 19___ (the "Detachable Date")] [and shall not be separately transferable] [and each] [Each] Warrant Certificate shall evidence ________ Warrants. Each Warrant evidenced by a Warrant Certificate shall represent the right, subject to the provisions contained herein and therein, to purchase a Warrant Security in the principal amount of [$____________].

         SECTION 1.02. EXECUTION AND DELIVERY OF WARRANT CERTIFICATES. Warrant Certificates, whenever issued, shall be in [bearer] [or] [registered] form [or both] substantially in the form set forth in Annex A hereto, shall be dated and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Company executing
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the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed, or to conform to common usage. The Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Operating Officer, its Chief Financial Officer, one of its Vice Presidents (whether or not designated by a number or word or words added before or after the title Vice President), its Treasurer or an Assistant Treasurer under its corporate seal and attested by its Secretary or one of its Assistant Secretaries. Such signatures may be manual or facsimile signatures of such authorized officers and may be imprinted or otherwise reproduced on the Warrant Certificates. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

         No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant evidenced thereby has been countersigned by the manual signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that the Warrant Certificate so countersigned has been duly issued hereunder.

         In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned and delivered by the Warrant Agent, such Warrant Certificates may be countersigned and delivered notwithstanding that the person who signed such Warrant Certificates ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution of this Agreement any such person was not such officer.

         [IF BEARER WARRANTS--The term "holder" or "holder of a Warrant Certificate" as used herein shall mean [IF OFFERED DEBT SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE--Prior to the Detachable Date, the registered owner of the Offered Security to which such Warrant Certificate was initially attached (or the bearer if the Offered Securities is in bearer form) and after such Detachable Date] the bearer of such Warrant Certificate.]

         [IF REGISTERED WARRANTS--The term "holder" or "holder of a Warrant Certificate" as used herein shall mean any person in whose name at the time any Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose. IF OFFERED SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE--or, prior to the Detachable Date, upon the register of the Offered Securities.] The Company will, or will cause the registrar of the Offered Securities to, make available at all times to the Warrant Agent such information as to holders of the Offered Securities with Warrants as may be necessary to keep the Warrant Agent's records up-to-date.


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         SECTION 1.03.    ISSUANCE OF WARRANT CERTIFICATES.  Warrant
Certificates evidencing the right to purchase an aggregate principal amount not exceeding [$_______] aggregate principal amount of Warrant Securities (except as provided in Section 2.03(c), 3.02 and 4.01) may be executed by the Company and delivered to the Warrant Agent upon the execution of this Agreement or from time to time thereafter. The Warrant Agent shall, upon receipt of Warrant Certificates duly executed on behalf of the Company and upon order of the Company, countersign Warrant Certificates evidencing Warrants representing the right to purchase up to [$____] aggregate principal amount of Warrant Securities and shall deliver such Warrant Certificates to or upon the order of the Company. Subsequent to such original issuance of the Warrant Certificates, the Warrant Agent shall countersign a Warrant Certificate only if the Warrant Certificate is issued in exchange or substitution for one or more previously countersigned Warrant Certificates [IF REGISTERED WARRANTS--or in connection with their transfer] as hereinafter provided, or as provided in Section 2.03(c).

                                  ARTICLE II.

                WARRANT PRICE, DURATION AND EXERCISE OF WARRANTS

         SECTION 2.01. WARRANT PRICE. During the period from and including ___________, 19__, to and including ____________, 19__, the exercise price of each Warrant will be [___% of the principal amount of the Warrant Securities] [$_____] plus [accrued amortization of the original issue discount] [accrued interest] from the most recently preceding ________. [During the period from ________, 19__, to and including ________, 19__, the exercise price of each Warrant will be [___% of the principal amount of the Warrant Securities] [$_____] plus [accrued amortization of the original issue discount] [accrued interest] from the most recently preceding ___________. [In each case, the original issue discount will be amortized at a ___% annual rate, computed on an annual basis using a 360-day year consisting of twelve 30-day months.] Such purchase price of Warrant Securities is referred to in this Agreement as the "Warrant Price". [The original issue discount for each [$____] principal amount of Warrant Securities is [$_________].]

         SECTION 2.02. DURATION OF WARRANTS. Each Warrant may be exercised in whole at any time, as specified herein, on or after [the date thereof] [__________, 19__ and at or before 5:00 p.m. New York City time on ________, 19__ or such later date as may be selected by the Company, in a written statement to the Warrant Agent and with notice to the holders of Warrants (such date of expiration being called the "Expiration Date"). Each Warrant not exercised at or before 5:00 p.m. New York City time on the Expiration Date shall become void and all rights of the holder of the Warrant Certificate evidencing such Warrant under this Agreement shall cease.

         SECTION 2.03.    EXERCISE OF WARRANTS.

                 (a) During the period specified in Section 2.02, any whole number of Warrants may be exercised [, subject to Section 2.03(c),] by delivery to the Warrant Agent of the Warrant Certificate evidencing such Warrant, with the form of election to purchase Warrant


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Securities set forth on the reverse side of the Warrant Certificate properly completed and duly executed, and by paying in full, [in lawful money of the United States of America,] [in the foreign currency or currency unit in which the Warrant Securities are denominated] [by bank wire transfer] in immediately available funds the Warrant Price for each Warrant exercised to the principal corporate trust office of the Warrant Agent [or at _____]. The date on which the duly completed and executed Warrant Certificate and payment in full of the Warrant Price is received by the Warrant Agent shall be deemed to be the date on which the Warrant is exercised. The Warrant Agent shall deposit all funds received by it in payment of the Warrant Price in an account of the Company maintained with it and shall advise the Company by telephone at the end of each day on which a payment or wire transfer for the exercise of Warrants is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such telephone advice to the Company in writing.

                 (b) The Warrant Agent shall, from time to time, as promptly as practicable, advise the Company and the Trustee of (i) the number of Warrants exercised, (ii) the instructions of each holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the Warrant Securities to which such holder is entitled upon such exercise, (iii) delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise and (iv) such other information as the Company or the Trustee shall reasonably require.

                 (c) As soon as practicable after the exercise of any Warrant, the Company shall issue, pursuant to the Indenture, in authorized denomination to or upon the order of the holder of the Warrant Certificate evidencing such Warrant, the Warrant Securities to which such holder is entitled, [in fully registered form, registered in such name or names] [in bearer form,]as may be directed by such holder [; PROVIDED, HOWEVER, that the Company shall deliver Warrant Securities in bearer form only outside the United States of America(including the states and District of Columbia) and its possessions (including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island, and Northern Mariana Islands) and only upon delivery from the person entitled to physical delivery of such Warrant Securities of an executed certification substantially in the form of Annex B hereto]. If fewer than all of the Warrants evidenced by such Warrant Certificate are exercised, the Company shall execute (attested and under seal as aforesaid), and an authorized officer of the Warrant Agent shall manually countersign and deliver, a new Warrant Certificate evidencing the number of such Warrants remaining unexercised, unless sufficient time does not exist before the Expiration Date to exercise such Warrants in accordance with the provisions of this Agreement.

                 (d) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issuance of the Warrant Securities and the Company shall not be required to issue or deliver any Warrant Security until such tax or other charge shall have been paid or it shall have been established to the satisfaction of the Company that no such tax or other charge is due.


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                                  ARTICLE III.

    OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS  OF WARRANT CERTIFICATES

         SECTION 3.01. NO RIGHTS AS A HOLDER OF WARRANT SECURITIES CONFERRED BY WARRANTS OR WARRANT CERTIFICATES. No Warrant Certificate or Warrant evidenced thereby shall entitle the holder thereof to any of the rights of a holder of Warrant Securities, including without limitation the right to receive the payment of principal of or premium, if any, or interest, if any, on Warrant Securities or to enforce any of the covenants in the Indenture except to the extent that in connection with any modification of the Indenture pursuant to the provisions of Section _________ thereof a holder of any unexpired Warrant shall be deemed to be the holder of the principal amount of Warrant Securities issuable upon exercise of such Warrant.

         SECTION 3.02.  LOST, STOLEN, MUTILATED OR DESTROYED CERTIFICATES.
Upon receipt by the Warrant Agent of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity reasonably satisfactory to it and the Company and, in the case of mutilation, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser or holder in due course, the Company may (or, in the case of mutilation, shall) execute, and in such event an authorized officer of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of the same tenor and evidencing a like number of Warrants. Upon the issuance of any new Warrant Certificate under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall represent an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereinafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 3.03. HOLDER OF WARRANT CERTIFICATE MAY ENFORCE RIGHTS. Notwithstanding any of the provisions of this Agreement, any holder of a Warrant Certificate, without the consent of the Warrant Agent, the Trustee, the holder of any Warrant Securities or the holder of any other Warrant Certificate, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce or otherwise in respect of, his right to exercise the Warrants


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evidenced by his Warrant Certificate in the manner provided in his Warrant
Certificate and in this Agreement.

         [If Warrant Securities are exchangeable or convertible-- SECTION 3.04. CONVERSION OR EXCHANGE. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized [title of security], the full number of shares of such [title of security] then issuable upon exchange or conversion of all Warrant Securities.]

                                  ARTICLE IV.

                 EXCHANGE AND TRANSFER OF WARRANT CERTIFICATES

         SECTION 4.01. EXCHANGE AND TRANSFER OF WARRANT CERTIFICATES. [IF OFFERED SECURITIES WITH WARRANTS WHICH ARE IMMEDIATELY DETACHABLE OR WARRANTS ISSUED INDEPENDENT OF ANY OFFERED SECURITIES--Upon] [IF OFFERED SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE--Prior to the Detachable Date a Warrant Certificate may be exchanged or transferred only together with the Offered Securities to which the Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Security. Prior to the Detachable Date, each transfer of the Offered Security [on the register maintained with respect to the Offered Securities] shall operate also to transfer the related Warrant Certificates. After the Detachable Date, upon] surrender at the principal corporate trust office of the Warrant Agent [or __________], Warrant Certificates evidencing Warrants may be exchanged for Warrant Certificates in other denominations evidencing such Warrants [IF REGISTERED WARRANTS--or the transfer may be registered in whole or in part]; provided that such other Warrant Certificates evidence a like number of Warrants as the Warrant Certificates so surrendered. [IF REGISTERED AND BEARER WARRANTS (SUBJECT TO ANY LIMITATIONS IMPOSED WITH RESPECT TO SUCH EXCHANGES)--After the Detachable Date, upon] [Upon] surrender at the principal corporate trust office of the Warrant Agent [or __________], Warrant Certificates in bearer form may be exchanged for Warrant Certificates in registered form evidencing a like number of Warrants.] [IF REGISTERED WARRANTS-- The Warrant Agent shall keep, at its corporate trust office, books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and exchanges and transfers of outstanding Warrant Certificates upon surrender of the Warrant Certificates to the Warrant Agent at its principal corporate trust office [or_____] for exchange [or registration of transfer], properly endorsed or accompanied by appropriate instruments of registration of transfer and written instructions for transfer, all in form satisfactory to the Company and the Warrant Agent.] The Company may require payment of a service charge for any exchange [or registration of transfer] of Warrant Certificates, and may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange [or registration of transfer]. Whenever any Warrant Certificates are so surrendered for exchange [or registration of transfer] an authorized officer of the Warrant Agent shall manually countersign and deliver to the person or persons entitled thereto a Warrant


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Certificate or Warrant Certificates duly authorized and executed by the
Company, as so requested. The Warrant Agent shall not be required to effect any exchange [or registration of transfer] which will result in the issuance of a Warrant Certificate evidencing a fraction of a Warrant or a number of full Warrants and a fraction of a Warrant. All Warrant Certificates issued upon any exchange [or registration of transfer] of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such exchange [or registration or transfer].

         SECTION 4.02. TREATMENT OF HOLDERS OF WARRANT CERTIFICATES. [IF OFFERED SECURITIES WITH BEARER WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE-- Subject to Section 4.01, each] [IF OFFERED SECURITIES WITH BEARER WARRANTS WHICH ARE IMMEDIATELY DETACHABLE OR WARRANTS ISSUED INDEPENDENT OF ANY OFFERED SECURITIES--Each] Warrant Certificate shall be transferable by delivery and shall be deemed negotiable and the bearer of each Warrant Certificate may be treated by the Company, the Warrant Agent and all other persons dealing with such bearer as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.] [IF REGISTERED WARRANTS-- Every holder of a Warrant Certificate, by accepting the same, consents and agrees with the Company, the Warrant Agent and with every subsequent holder of such Warrant Certificate that until the transfer of the Warrant Certificate is registered on the books of the Warrant Agent [or the register of the Offered Securities prior to the Detachable Date], the Company and the Warrant Agent [or the registrar of the Offered Securities prior to the Detachable Date], may treat such registered holder as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to contrary notwithstanding.]

         SECTION 4.03. CANCELLATION OF WARRANT CERTIFICATES. Any Warrant Certificate surrendered for exchange [, registration of transfer] or exercise of the Warrants evidenced thereby, if surrendered to the Company, shall be delivered to the Warrant Agent and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly canceled by the Warrant Agent and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in exchange or in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of canceled Warrant Certificates in a manner satisfactory to the Company.

                                   ARTICLE V.

                          CONCERNING THE WARRANT AGENT

         SECTION 5.01. WARRANT AGENT. The Company hereby appoints the Warrant Agent as warrant agent of the Company in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein set forth and the Warrant Agent hereby accepts such appointment. The Warrant Agent shall have the powers and authority granted to and conferred upon it in the Warrant Certificates and hereby and such further powers





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
and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it in writing. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

         SECTION 5.02. CONDITIONS OF WARRANT AGENT'S OBLIGATIONS. The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Company agree and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

                 (a) COMPENSATION AND INDEMNIFICATION. The Company agrees promptly to pay the Warrant Agent the compensation to be agreed upon with the Company for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including counsel fees)incurred by the Warrant Agent in connection with the services rendered hereunder by the Warrant Agent. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Warrant Agent, arising out of or in connection with its acting as Warrant Agent hereunder, as well as the costs and expenses of defending against any claim of such liability.

                 (b) AGENT FOR THE COMPANY. In acting under this Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any fiduciary obligation or relationship of agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

                 (c) DOCUMENTS. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                 (d) CERTAIN TRANSACTIONS. The Warrant Agent, and its officers, directors and employees, may become the owner of, or acquire any interest in, Warrants and/or Warrant Securities and/or Offered Securities, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of Warrant Securities, Offered Securities or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Agreement shall be deemed to prevent the Warrant Agent from acting as Trustee under the Indenture or as trustee under any other indenture with the Company.

                 (e) NO LIABILITY FOR INVALIDITY. The Warrant Agent shall have no liability with respect to any invalidity of this Agreement or any of the Warrant Certificates.





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
                 (f) NO LIABILITY FOR INTEREST. The Warrant Agent shall transfer to the Company interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

                 (g) NO RESPONSIBILITY FOR REPRESENTATIONS. The Warrant Agent shall not be responsible for any of the recitals or representations herein or in the Warrant Certificates (except as to the Warrant Agent's countersignature thereon), all of which are made solely by the Company.

                 (h) NO IMPLIED OBLIGATIONS. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which might involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates countersigned and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the Warrant Certificates. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise, or, except as provided in Section 6.02 hereof, to make any demand upon the Company.

         SECTION 5.03.    RESIGNATION AND APPOINTMENT OF SUCCESSOR.

                 (a) The Company agrees, for the benefit of the holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder until all the Warrant Certificates are no longer exercisable.

                 (b) The Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; PROVIDED that such date shall not be less than three months after the date on which such notice is given unless the Company otherwise agree. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date upon which such removal shall become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent. The obligations of the Company under Section 5.02(a) shall continue to the extent set forth therein notwithstanding the resignation or removal of the Warrant Agent.

                 (c) In case at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall file a





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
petition seeking relief under the Federal Bankruptcy Code, as now constituted or hereafter amended, or under any other applicable Federal or state bankruptcy law or similar law or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered for relief against it under the provisions of the Federal Bankruptcy Code, as now constituted or hereafter amended, or under any other applicable Federal or state bankruptcy or similar law, or if any public officer shall have taken charge or control of the Warrant Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder.

                 (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

                 (e) Any corporation into which the Warrant Agent hereunder may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                  ARTICLE VI.

                                 MISCELLANEOUS

         SECTION 6.01. AMENDMENT. This Agreement may be amended by the parties hereto, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable; PROVIDED that such action shall not adversely affect the interests of the holders of the Warrant Certificates.

         SECTION 6.02. NOTICES AND DEMANDS TO THE COMPANY AND WARRANT AGENT. If the Warrant Agent shall receive any notice or demand addressed to the Company by the holder of a Warrant Certificate pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

         SECTION 6.03. ADDRESSES. Any communications from the Company to the Warrant Agent with respect to this Agreement shall be addressed to the Warrant Agent at its principal corporate trust office at ______________________, _________________________, Attention:
_________________________, and any communication from the Warrant Agent to the Company with respect to this Agreement shall be addressed to Texas Industries, Inc., 1341 West Mockingbird Lane, Dallas, Texas 75247, Attention: General Counsel, or such other address as shall be specified in writing by the Warrant Agent or the Company.

         SECTION 6.04. NOTICES TO HOLDERS OF WARRANTS. Any notice to holders of Warrants which by any provisions of this Agreement is required or permitted to be given shall be given [IF REGISTERED WARRANTS--by first class mail, postage prepaid, at such holder's address as appears on the books of the Warrant Agent [or on the register of the Offered Securities prior to the Detachable Date] [IF BEARER WARRANTS--by publication at least once in a daily morning newspaper in New York City [, in London] and in ________].

         SECTION 6.05. APPLICABLE LAW. The validity, interpretation and performance of this Agreement and each Warrant Certificate issued hereunder and of the respective terms and provisions thereof shall be governed by, and construed in accordance with, the substantive laws of the State of New York without regard to any conflict of laws provisions.

         SECTION 6.06. DELIVERY OF PROSPECTUS. The Company will furnish to the Warrant Agent sufficient copies of a prospectus with an accompanying prospectus supplement relating to the Warrant Securities, and the Warrant Agent agrees that upon the exercise of any Warrant, the Warrant Agent will deliver to the holder of the Warrant Certificate evidencing such Warrant prior to or concurrently with the delivery of the Warrant Securities issued upon such exercise, a copy of such prospectus and prospectus supplement.

         SECTION 6.07. OBTAINING OF GOVERNMENTAL APPROVALS. The Company will from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and state laws and any applicable laws of other jurisdictions (including without limitation a registration statement in respect of the Warrants and Warrant Securities under the Securities Act of 1933) which may be or become required in connection with the issuance, sale, transfer and delivery of the Warrant Certificates, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrant Securities issued upon exercise of the Warrants or upon the expiration of the period during which the Warrants are exercisable.

         SECTION 6.08. PERSONS HAVING RIGHTS UNDER WARRANT AGREEMENT. Nothing in this Agreement shall give to any person other than the Company, the Warrant Agent and the holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement.

         SECTION 6.09. HEADINGS. The descriptive headings of the several Articles or Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 6.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which as so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 6.11. INSPECTION OF AGREEMENT. A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent and the Company for inspection by the holder of any Warrant Certificate. The Warrant Agent or the Company may require such holder to submit his Warrant Certificate for inspection by it.

         SECTION 6.12. PAYMENT OF STAMP AND OTHER DUTIES. The Company will pay all stamp and other duties, if any, to which, under the laws of the United States of America, the original issuance of the Warrant Certificates may be subject.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by one of their respective authorized officers as of the day and year first above written.

         TEXAS INDUSTRIES, INC.

         By ______________________________________
            Name:
            Title:
            Title:

         [NAME OF WARRANT AGENT]

         By ______________________________________
            Name:
            Title:

                          ANNEX A to Warrant Agreement

                         [FORM OF WARRANT CERTIFICATE]

                         [FACE OF WARRANT CERTIFICATE]

       [FORM OF LEGEND IF SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY
DETACHABLE: Prior to ______, 19___ this Warrant Certificate cannot be transferred or exchanged unless attached to a [Title of Offered Securities].]

       EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT AGENT AS PROVIDED HEREIN

       WARRANTS TO PURCHASE [DEBT SECURITIES]

       Issued by TEXAS INDUSTRIES, INC.

       VOID AFTER 5:00 P.M.  NEW YORK CITY TIME ON ____, 19___

       [No.]___________________________________________________________ Warrants

       This certifies that [the bearer is the] [_____ or registered assigns is the registered] owner of the above indicated number of Warrants, each Warrant entitling such [bearer] [registered owner] to purchase, at any time [after 5:00 p.m. New York City time on _____________, 19__ and] at or before 5:00 p.m. New York City time on _____________, 19__ (or such later date as may be selected by Texas Industries, Inc., a Delaware corporation (the "Company") with notice to the holder hereof as provided in the Warrant Agreement (as hereinafter defined)), [$____] principal amount of [Title of Warrant Securities] (the "Warrant Securities") of the Company, to be issued under the Indenture (as hereinafter defined), on the following basis: during the period from and including _____________, 19___, the exercise price of each Warrant will be [_____% of the principal amount of the Warrant Securities] [$______] plus [accrued amortization of the original issue discount] [accrued interest] from the most recently preceding __________; during the period from ____________________, 19___, to and including ____________________, 19___, the exercise price of each Warrant will be [___% of the principal amount of the Warrant Securities] [$______] plus [accrued amortization of the original issue discount] [accrued interest] from the most recently preceding __________ [, in each case, the original issue discount will be amortized at a __% annual rate, computed on an annual basis, using a 360-day year consisting of twelve 30-day months) (the "Warrant Price"). [The original issue discount for each [$1,000] principal amount of Warrant Securities is [$__________] The holder may exercise the Warrants evidenced hereby by delivery to the Warrant Agent (as hereinafter defined) of this Warrant Certificate, with the form of election to purchase on the reverse hereof properly completed and duly executed and by paying in full, [in lawful money of the United States of America] [in the foreign currency or currency unit in which the Warrant Securities are denominated] by bank wire transfer in immediately available funds the Warrant Price for each Warrant exercised to the warrant agent, such delivery and payment to be made at the principal corporate trust office of [name of Warrant Agent], or its successor as warrant agent (the "Warrant Agent"), [or_____] currently at the address specified on the reverse hereof, and upon compliance with and subject to the conditions set forth herein and the Warrant Agreement.

         Any whole number of Warrants evidenced by this Warrant Certificate may be exercised to purchase Warrant Securities (in registered form in denominations of [$_____] and any integral multiples thereof) (in bearer form in the denomination of [$_____] [or both]). Upon any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the holder hereof a new Warrant Certificate evidencing the number of Warrants remaining unexercised, unless sufficient time does not exist to exercise such Warrants in accordance with the provisions of the Warrant Agreement before the Warrants become void.

         This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of ________, 19__ (the "Warrant Agreement") between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the holder of this Warrant Certificate consents by acceptance hereof. Copies of the Warrant Agreement are on file at the principal corporate trust office of the Warrant Agent specified on the reverse hereof [and at __________].

         The Warrant Securities to be issued and delivered upon the exercise of the Warrants evidenced by this Warrant Certificate will be issued under and in accordance with an Indenture dated as of __________, 19__ (the "Indenture"), between the Company and ___________, as Trustee (such Trustee and any successor to such Trustee being hereinafter referred to as the "Trustee"), and will be subject to the terms and provisions contained in the Indenture. Copies of the Indenture and the form of the Warrant Securities are on file at the principal corporate trust office of the Trustee in New York City [and at __________________________________________________________].

         [IF OFFERED SECURITIES WITH BEARER WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE--Prior to _________, 19__, this Warrant Certificate may be exchanged or transferred only together with the [Title of Offered Securities] (the "Offered Securities") to which this Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Securities. After such date, this] [IF OFFERED SECURITIES WITH BEARER WARRANTS WHICH ARE IMMEDIATELY DETACHABLE OR WARRANTS ISSUED INDEPENDENT OF ANY OFFERED SECURITIES--This] Warrant Certificate may be registered when this Warrant Certificate is surrendered at the principal corporate trust office of the Warrant Agent [or ______] by the registered owner or his assigns, in person or by his attorney duly authorized in writing, in the manner and subject to the limitations provided in the Warrant Agreement.]

         [IF OFFERED SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE--Except as provided in the immediately preceding paragraph, after] [IF OFFERED SECURITIES WITH WARRANTS WHICH ARE IMMEDIATELY DETACHABLE OR WARRANTS ISSUED INDEPENDENT OF ANY OFFERED SECURITIES--After] countersignature by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certificate may be exchanged at the principal corporate trust office of the Warrant Agent [or _________] for Warrant Certificates, representing the same aggregate number of Warrants, [in registered form] [in bearer form] [in either registered or bearer form].

         This Warrant Certificate shall not entitle the holder hereof to any of the rights of a holder of the Warrant Securities, including without limitation the right to receive payments of principal, of premium, if any, or interest, if any, on the Warrant Securities or to enforce any of the covenants of the Indenture, except to the extent that in connection with any modification of the Indenture pursuant to the provisions of Section 11.02 thereof a holder of any unexpired Warrant shall be deemed to be the holder of the principal amount of Warrant Securities issuable upon exercise of such Warrant.

         This Warrant Certificate shall be governed by, and construed in accordance with the laws of the State of New York without regard to any conflict of laws provisions.

         The Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

         Dated as of _______________, 19__.

         TEXAS INDUSTRIES, INC.

         By ______________________________________
            Name:
            Title:

         [SEAL]

         Attest:
         _____________________________________________________________________
         [Assistant] Secretary

         By ______________________________________
            Name:
            Title:

         [SEAL]

         Attest:

         _____________________________________________________________________
         [Assistant] Secretary

         [NAME OF WARRANT AGENT], As Warrant Agent

         By _______________________________

             Name:

             Title:

         (REVERSE OF WARRANT CERTIFICATE)

         INSTRUCTIONS FOR EXERCISE OF WARRANT

         To exercise the Warrants evidenced hereby, the holder must pay by bank wire transfer in immediately available funds the Warrant Price in full for Warrants exercised to [insert name of Warrant Agent], at its principal corporate trust office at [insert address of Warrant Agent], Attention:
______________, [or ______________________________] which wire transfer must specify the name of the holder and the number of Warrants exercised by such holder. In addition, the holder must complete the information required below and present this Warrant Certificate in person or by mail (registered mail is recommended) to the Warrant Agent at the addresses set forth below. This Warrant Certificate, completed and duly executed, must be received by the Warrant Agent together with such wire transfer. [If the undersigned is requesting delivery of Warrant Securities in bearer form, the person entitled to physical delivery of such Warrant Securities will be required to deliver a certificate (copies of which may be obtained from the Warrant Agent [or _____________]) certifying that such Warrant Securities are not being acquired by or on behalf of a U.S. person or for resale to a U.S. person unless such U.S. person is qualified under United States tax laws and regulations.]

         TO BE EXECUTED UPON EXERCISE OF WARRANT

         The undersigned hereby irrevocably elects to exercise ________ Warrants, evidenced by this Warrant Certificate, to purchase [$____] principal amount of the [Title of Warrant Securities] (the "Warrant Securities") of Texas Industries, Inc. and represents that he has tendered payment for such Warrant Securities by bank wire transfer in immediately available funds to the order of Texas Industries, Inc., in care of (insert name and address of Warrant Agent), in the amount of [$_____] in accordance with the terms hereof. The undersigned requests that said principal amount of Warrant Securities be in [bearer form in the authorized denominations] [fully registered form in the authorized denominations, registered in such names and delivered], all as specified in accordance with the instructions set forth below.

         If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instructions below or unless sufficient time does not exist before the remaining Warrants become void.

         Dated: ___________________________________

         Name ________________________________
         (Please Print)

        ___________________________________Address______________________________

        (Insert Social Security or Other Identifying Number of Holder)
_____________________________________

         Signature ___________________________

         The Warrants evidenced hereby may be exercised at the following addresses:

By hand at
________________________________________________________________________
________________________________________________________________________
_______________________________

By mail at
________________________________________________________________________
________________________________________________________________________
_______________________________

         [IF REGISTERED WARRANT]

         ASSIGNMENT

         (FORM OF ASSIGNMENT TO BE EXECUTED IF HOLDER DESIRES TO TRANSFER WARRANTS EVIDENCED HEREBY)

         FOR VALUE RECEIVED __________ hereby sells assigns and transfers unto

         Please insert social security or other identifying number.

         _________________________________

         ___________________________________________________________________
         (Please print name and address including zip code)

         ___________________________________________________________________

         The Warrants represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint _________________________, Attorney, to transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

         Dated: ______________________________________

         Signature

         (Signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate and must bear a signature guarantee by a bank, trust company or member broker of the New York, Chicago or Pacific Stock Exchange.)

         Signature Guaranteed:

         __________________________________

         ANNEX B to Warrant Agreement

         FORM OF CERTIFICATE FOR DELIVERY OF BEARER WARRANT SECURITIES

         [DEBT SECURITIES]

         Issued by TEXAS INDUSTRIES, INC.

         To:  Texas Industries, Inc.

         This certificate is submitted in connection with the request of the undersigned that you deliver [$_____] principal amount of [Title of Warrant Securities] (the "Warrant Securities") in bearer form upon exercise of Warrants.

         The undersigned hereby certifies that as of the date hereof (the date of delivery to the undersigned of the Warrant Securities), the Warrant Securities which are to be delivered to the undersigned in bearer form are not being acquired by or for the account or benefit of a United States person, or for offer to resell or for resale to a United States person or any person who is within the United States or, if any beneficial interest in the Warrant Securities is being acquired by a United States person, such United States person (i) is a foreign branch of a United States financial institution (as defined in U.S. Treas. Reg. Section 1.165-12(c)(1)(v)) which has provided to the person from which it purchased the obligation a certificate stating that it agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986 and the regulations thereunder (a "qualifying foreign branch"), (ii) acquired such securities through a qualifying foreign branch and is holding the obligation through such financial institution or
(iii) is a financial institution holding for purposes of resale during the restricted period (as defined in U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(7)), which financial institution has not acquired the obligation for the purposes of resale directly or indirectly to a United States person or to a person within the United States. In addition, the undersigned hereby certifies that the above- referenced Warrant Securities are not being acquired by or for the account or benefit of a "U.S. person", as the term is defined in Regulation S under the United States Securities Act of 1933, as amended. If the undersigned is a clearing organization, the undersigned represents that this certificate is based on statements provided to it by its member organizations. If the undersigned is a dealer, the undersigned agrees to obtain a similar certificate from each person entitled to delivery of any of the Warrant Securities in bearer form purchased from it. Notwithstanding the foregoing, if the undersigned has actual knowledge that the information contained in such certificate is false, the undersigned will not deliver a Warrant Security in bearer form to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned. The undersigned will be deemed to have actual knowledge that the beneficial owner is a United States person for this purpose if the undersigned has a United States address for the beneficial owner of the Security.

         As used herein, "United States" means the United States of America (including the states and the District of Columbia) and its possessions, including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Islands, and Northern Mariana Islands; "United States person" means an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States Federal income taxation regardless of its source; and a "clearing organization" means an entity which is in the business of holding obligations for member organizations and transferring obligations among such members by credit or debit to the account of a member without the necessity of physical delivery of the obligation.

         The undersigned understands that this certificate may be required in connection with United States tax laws and regulations. The undersigned irrevocably authorizes you to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings with respect to the matters covered by this certificate.

         _______________________________________ (Signature)

         Dated:

         _______________________________________ (Please print name)

         Address:

                             TEXAS INDUSTRIES, INC.

                                      AND

                     [NAME OF WARRANT AGENT], WARRANT AGENT
                        WARRANT AGREEMENT [COMMON STOCK]

                             DATED AS OF___________

         WARRANT AGREEMENT dated as of_________, 19___ , between TEXAS INDUSTRIES, INC., a Delaware corporation (the "Company"), and
_________________________________________, as warrant agent (the "Warrant
Agent", which term includes any successor warrant agent hereinafter referred
to).

         [WHEREAS the Company proposes to sell] [title of Securities being offered (the "Offered Securities") with] [WHEREAS the Company proposes to issue] Warrant certificates evidencing one or more warrants (the "Warrants"; individually a "Warrant") representing the right to purchase shares of the Common Stock of the Company (the "Warrant Securities"), such warrant certificates and other warrant certificates issued pursuant to this Agreement being called the "Warrant Certificates"; and

         WHEREAS the Company desires that the Warrant Agent act on behalf of the Company in connection with the issuance, exchange, exercise and replacement of the Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form and provisions of the Warrant Certificates and the terms and conditions on which they may be issued, exchanged, exercised and replaced.

         NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I.



    ISSUANCE OF WARRANTS AND EXECUTION AND DELIVERY OF WARRANT CERTIFICATES

         SECTION 1.01. ISSUANCE OF WARRANTS. [Warrants shall be initially issued in connection with the issuance of the Offered Securities] [but shall be separately transferable on and after _______, 19___ (the "Detachable Date")] [and shall not be separately transferable] [and each] [Each] Warrant Certificate shall evidence one or more Warrants. Each Warrant evidenced by a Warrant Certificate shall represent the right, subject to the provisions contained herein and therein, to purchase up to _________ shares of the Warrant Securities.

         SECTION 1.02. EXECUTION AND DELIVERY OF WARRANT CERTIFICATES. Warrant Certificates, whenever issued, shall be in [bearer] [or] [registered] form [or both] substantially in the form set forth in Annex A hereto, shall be dated and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed, or to conform to common usage. The Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Operating Officer, its Chief Financial Officer, one of its Vice Presidents (whether or not designated by a number or word or words added before or after the title Vice President), its Treasurer or an Assistant Treasurer under its corporate seal and attested by its Secretary or one of its Assistant Secretaries. Such signatures may be manual or facsimile signatures of such authorized officers and may be imprinted or otherwise reproduced on the Warrant Certificates. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

         No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant evidenced thereby has been countersigned by the manual signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that the Warrant Certificate so countersigned has been duly issued hereunder.

         In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned and delivered by the Warrant Agent, such Warrant Certificates may be countersigned and delivered notwithstanding that the person who signed such Warrant Certificates ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution of this Agreement any such person was not such officer.

         [IF BEARER WARRANTS--The term "holder" or "holder of a Warrant Certificate" as used herein shall mean [IF OFFERED SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE--prior to the Detachable Date, the registered owner of the Offered Security to which such Warrant Certificate was initially attached (or the bearer if the Offered Securities is in bearer form) and after such Detachable Date] the bearer of such Warrant Certificate.]

         [IF REGISTERED WARRANTS--The term "holder" or "holder of a Warrant Certificate" as used herein shall mean any person in whose name at the time any Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose. IF OFFERED SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE--or, prior to the Detachable Date, upon the register of the Offered Securities.] The Company will, or will cause the registrar of the Offered Securities to, make available at all times to the Warrant Agent such information as to holders of the Offered Securities with Warrants as may be necessary to keep the Warrant Agent's records up-to-date.

         SECTION 1.03. ISSUANCE OF WARRANT CERTIFICATES. Warrant Certificates evidencing the right to purchase up to __________ shares of Warrant Securities (except as provided in Section 2.03(c), 3.02 and 4.01) may be executed by the Company and delivered to the Warrant Agent upon the execution of this Agreement or from time to time thereafter. The Warrant Agent shall, upon receipt of Warrant Certificates duly executed on behalf of the Company and upon order of the Company, countersign Warrant Certificates evidencing Warrants representing the right to purchase up to __________ shares of Warrant Securities and shall deliver such Warrant Certificates to or upon the order of the Company.

Subsequent to such original issuance of the Warrant Certificates, the Warrant Agent shall countersign a Warrant Certificate only if the Warrant Certificate is issued in exchange or substitution for one or more previously countersigned Warrant Certificates [IF REGISTERED WARRANTS--or in connection with their transfer] as hereinafter provided, or as provided in Section 2.03(c).

                                  ARTICLE II.

                WARRANT PRICE, DURATION AND EXERCISE OF WARRANTS

         SECTION 2.01. WARRANT PRICE. During the period from and including ___________, 19__, to and including ____________, 19__, the exercise price of each Warrant will be [$_____] per share of the Warrant Securities. Such purchase price of Warrant Securities is referred to in this Agreement as the "Warrant Price".

         SECTION 2.02. DURATION OF WARRANTS. Each Warrant may be exercised in whole at any time, as specified herein, on or after [the date thereof] [__________, 19__ and at or before 5:00 p.m. New York City time on ________, 19__ or such later date as may be selected by the Company, in a written statement to the Warrant Agent and with notice to the holders of Warrants (such date of expiration being called the "Expiration Date"). Each Warrant not exercised at or before 5:00 p.m. New York City time on the Expiration Date (an "Expired Unexercised Warrant") shall become void and all rights of the holder of the Warrant Certificate evidencing such Warrant under this Agreement shall cease. [IF NYSE LISTED, INSERT--; provided however, Expired Unexercised Warrants shall have a residual value of one share of Common Stock of the Company per 100 Expired Unexercised Warrants.]

         SECTION 2.03.  EXERCISE OF WARRANTS.

                 (a) During the period specified in Section 2.02, any whole number of Warrants may be exercised [, subject to Section 2.03(c),] by delivery to the Warrant Agent of the Warrant Certificate evidencing such Warrant, with the form of election to purchase Warrant Securities set forth on the reverse side of the Warrant Certificate properly completed and duly executed, and by paying in full, [in lawful money of the United States of America,] [in the foreign currency or currency unit in which the Warrant Securities are denominated] by bank wire transfer in immediately available funds the Warrant Price for each Warrant exercised to the principal corporate trust office of the Warrant Agent [or at _____]. The date on which the duly completed and executed Warrant Certificate and payment in full of the Warrant Price is received by the Warrant Agent shall be deemed to be the date on which the Warrant is exercised. The Warrant Agent shall deposit all funds received by it in payment of the Warrant Price in an account of the Company maintained with it and shall advise the Company by telephone at the end of each day on which a payment or wire transfer for the exercise of Warrants is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such telephone advice to the Company in writing.

                 (b) The Warrant Agent shall, from time to time, as promptly as practicable, advise the Company of (i) the number of Warrants exercised, (ii) the instructions of each holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the Warrant Securities to which such holder is entitled upon such exercise,
(iii) delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise and (iv) such other information as the Company shall reasonably require.

                 (c) As soon as practicable after the exercise of any Warrant, the Company shall issue, to or upon the order of the holder of the Warrant Certificate evidencing such Warrant, the Warrant Securities to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder. If fewer than all of the Warrants evidenced by such Warrant Certificate are exercised, the Company shall execute (attested and under seal as aforesaid), and an authorized officer of the Warrant Agent shall manually countersign and deliver, a new Warrant Certificate evidencing the number of such Warrants remaining unexercised, unless sufficient time does not exist before the Expiration Date to exercise such Warrants in accordance with the provisions of this Agreement.

                 (d) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issuance of the Warrant Securities and the Company shall not be required to issue or deliver any Warrant Security until such tax or other charge shall have been paid or it shall have been established to the satisfaction of the Company that no such tax or other charge is due.

                                  ARTICLE III.

     OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANT CERTIFICATES

         SECTION 3.01. NO RIGHTS AS A HOLDER OF WARRANT SECURITIES CONFERRED BY WARRANTS OR WARRANT CERTIFICATES. No Warrant Certificate or Warrant evidenced thereby shall entitle the holder thereof to any of the rights of a holder of Warrant Securities, including, without limitation, the right to receive any payment of dividends on Warrant Securities.

         SECTION 3.02. LOST, STOLEN, MUTILATED OR DESTROYED CERTIFICATES. Upon receipt by the Warrant Agent of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity reasonably satisfactory to it and the Company and, in the case of mutilation, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser or holder in due course, the Company may (or, in the case of mutilation, shall) execute, and in such event an authorized officer of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of the same tenor and evidencing a like number of Warrants. Upon the issuance of any new Warrant Certificate under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall represent an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereinafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 3.03. HOLDER OF WARRANT CERTIFICATE MAY ENFORCE RIGHTS. Notwithstanding any of the provisions of this Agreement, any holder of a Warrant Certificate, without the consent of the Warrant Agent, the holder of any Warrant Securities or the holder of any other Warrant Certificate, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or suitable to enforce or otherwise in respect of, his right to exercise the Warrants evidenced by his Warrant Certificate in the manner provided in his Warrant Certificate and in this Agreement.

         SECTION 3.04. RESERVATION OF SHARES. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, for the purpose of effecting the exercise of the Warrants, the full number of shares of Common Stock then issuable upon the exercise of all outstanding Warrants.

                                  ARTICLE IV.

                 EXCHANGE AND TRANSFER OF WARRANT CERTIFICATES

         SECTION 4.01. EXCHANGE AND TRANSFER OF WARRANT CERTIFICATES. [IF OFFERED SECURITIES WITH WARRANTS WHICH ARE IMMEDIATELY DETACHABLE OR WARRANTS ISSUED INDEPENDENT OF ANY OFFERED SECURITIES--Upon] [IF OFFERED SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE--Prior to the Detachable Date a Warrant Certificate may be exchanged or transferred only together with the Offered Securities to which the Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Security. Prior to the Detachable Date, each transfer of the Offered Security [on the register maintained with respect to the Offered Securities] shall operate also to transfer the related Warrant Certificates. After the Detachable Date, upon] surrender at the principal corporate trust office of the Warrant Agent [or __________], Warrant Certificates evidencing Warrants may be exchanged for Warrant Certificates in other denominations evidencing such Warrants [IF REGISTERED WARRANTS--or the transfer may be registered in whole or in part]; provided that such other Warrant Certificates evidence a like number of Warrants as the Warrant Certificates so surrendered. [IF REGISTERED AND BEARER WARRANTS (SUBJECT TO ANY LIMITATIONS IMPOSED WITH RESPECT TO SUCH EXCHANGES)--After the Detachable Date, upon] [Upon] surrender at the principal corporate trust office of the Warrant Agent [or

__________], Warrant Certificates in bearer form may be exchanged for Warrant Certificates in registered form evidencing a like number of Warrants.] [IF REGISTERED WARRANTS--The Warrant Agent shall keep, at its corporate trust office, books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and exchanges and transfers of outstanding Warrant Certificates upon surrender of the Warrant Certificates to the Warrant Agent at its principal corporate trust office [or_____] for exchange [or registration of transfer], properly endorsed or accompanied by appropriate instruments of registration of transfer and written instructions for transfer, all in form satisfactory to the Company and the Warrant Agent.] The Company may require payment of a service charge for any exchange [or registration of transfer] of Warrant Certificates, and may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange [or registration of transfer]. Whenever any Warrant Certificates are so surrendered for exchange [or registration of transfer] an authorized officer of the Warrant Agent shall manually countersign and deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates duly authorized and executed by the Company, as so requested. The Warrant Agent shall not be required to effect any exchange [or registration of transfer] which will result in the issuance of a Warrant Certificate evidencing a fraction of a Warrant or a number of full Warrants and a fraction of a Warrant. All Warrant Certificates issued upon any exchange [or registration of transfer] of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such exchange [or registration or transfer].

         SECTION 4.02. TREATMENT OF HOLDERS OF WARRANT CERTIFICATES. [IF OFFERED SECURITIES WITH BEARER WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE-- subject to Section 4.01, each] [IF OFFERED SECURITIES WITH BEARER WARRANTS WHICH ARE IMMEDIATELY DETACHABLE OR WARRANTS ISSUED INDEPENDENT OF ANY OFFERED SECURITIES--Each] Warrant Certificate shall be transferable by delivery and shall be deemed negotiable and the bearer of each Warrant Certificate may be treated by the Company, the Warrant Agent and all other persons dealing with such bearer as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.] [IF REGISTERED WARRANTS--Every holder of a Warrant Certificate, by accepting the same, consents and agrees with the Company, the Warrant Agent and with every subsequent holder of such Warrant Certificate that until the transfer of the Warrant Certificate is registered on the books of the Warrant Agent [or the register of the Offered Securities prior to the Detachable Date], the Company, and the Warrant Agent [or the registrar of the Offered Securities prior to the Detachable Date], may treat such registered holder as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to contrary notwithstanding.]

         SECTION 4.03. CANCELLATION OF WARRANT CERTIFICATES. Any Warrant Certificate surrendered for exchange [, registration of transfer] or exercise of the Warrants evidenced thereby, if surrendered to the Company, shall be delivered to the Warrant Agent and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly canceled by the Warrant Agent and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in exchange or in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of canceled Warrant Certificates in a manner satisfactory to the Company.

                                   ARTICLE V.

                          CONCERNING THE WARRANT AGENT

         SECTION 5.01. WARRANT AGENT. The Company hereby appoints the Warrant Agent as warrant agent of the Company in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein set forth and the Warrant Agent hereby accepts such appointment. The Warrant Agent shall have the powers and authority granted to and conferred upon it in the Warrant Certificates and hereby and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it in writing. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

         SECTION 5.02. CONDITIONS OF WARRANT AGENT'S OBLIGATIONS. The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Company agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

                 (a) COMPENSATION AND INDEMNIFICATION. The Company agrees promptly to pay the Warrant Agent the compensation to be agreed upon with the Company for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including counsel fees) incurred by the Warrant Agent in connection with the services rendered hereunder by the Warrant Agent. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Warrant Agent, arising out of or in connection with its acting as Warrant Agent hereunder, as well as the costs and expenses of defending against any claim of such liability.

                 (b) AGENT FOR THE COMPANY. In acting under this Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any fiduciary obligation or relationship of agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

                 (c) DOCUMENTS. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                 (d) CERTAIN TRANSACTIONS. The Warrant Agent, and its officers, directors and employees, may become the owner of, or acquire any interest in, Warrants and/or Warrant Securities and/or Offered Securities, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of Warrant Securities, Offered Securities or other obligations of the Company as freely as if it were not the Warrant Agent hereunder.

                 (e) NO LIABILITY FOR INVALIDITY. The Warrant Agent shall have no liability with respect to any invalidity of this Agreement or any of the Warrant Certificates.

                 (f) NO LIABILITY FOR INTEREST. The Warrant Agent shall transfer to the Company interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

                 (g) NO RESPONSIBILITY FOR REPRESENTATIONS. The Warrant Agent shall not be responsible for any of the recitals or representations herein or in the Warrant Certificates (except as to the Warrant Agent's countersignature thereon), all of which are made solely by the Company.

                 (h) NO IMPLIED OBLIGATIONS. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which might involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates countersigned and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the Warrant Certificates. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise, or, except as provided in Section 6.02 hereof, to make any demand upon the Company.

         SECTION 5.03.    RESIGNATION AND APPOINTMENT OF SUCCESSOR.

                 (a) The Company agrees, for the benefit of the holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder until all the Warrant Certificates are no longer exercisable.

                 (b) The Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; PROVIDED that such date shall not be less than three months after the date on which such notice is given unless the Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date upon which such removal shall become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent. The obligations of the Company under Section 5.02(a) shall continue to the extent set forth therein notwithstanding the resignation or removal of the Warrant Agent.

                 (c) In case at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall file a petition seeking relief under the Federal Bankruptcy Code, as now constituted or hereafter amended, or under any other applicable Federal or state bankruptcy law or similar law or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered for relief against it under the provisions of the Federal Bankruptcy Code, as now constituted or hereafter amended, or under any other applicable Federal or state bankruptcy or similar law, of if any public officer shall have taken charge or control of the Warrant Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder.

                 (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

                 (e) Any corporation into which the Warrant Agent hereunder may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                  ARTICLE VI.

                                 MISCELLANEOUS

         SECTION 6.01. AMENDMENT. This Agreement may be amended by the parties hereto, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable; PROVIDED that such action shall not adversely affect the interests of the holders of the Warrant Certificates.

         SECTION 6.02. NOTICES AND DEMANDS TO THE COMPANY AND WARRANT AGENT. If the Warrant Agent shall receive any notice or demand addressed to the Company by the holder of a Warrant Certificate pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

         SECTION 6.03. ADDRESSES. Any communications from the Company to the Warrant Agent with respect to this Agreement shall be addressed to the Warrant Agent at its principal corporate trust office at ______________________, _________________________, Attention:
_________________________, and any communication from the Warrant Agent to the Company with respect to this Agreement shall be addressed to Texas Industries, Inc., 1341 West Mockingbird Lane, Dallas, Texas 75247 Attention: General Counsel or such other address as shall be specified in writing by the Warrant Agent or the Company.

         SECTION 6.04. NOTICES TO HOLDERS OF WARRANTS. Any notice to holders of Warrants which by any provisions of this Agreement is required or permitted to be given shall be given [IF REGISTERED WARRANTS--by first class mail, postage prepaid, at such holder's address as appears on the books of the Warrant Agent [or on the register of the Offered Securities prior to the Detachable Date] [IF BEARER WARRANTS--by publication at least once in a daily morning newspaper in New York City [, in London] and in ________].

         SECTION 6.05. APPLICABLE LAW. The validity, interpretation and performance of this Agreement and each Warrant Certificate issued hereunder and of the respective terms and provisions thereof shall be governed by, and construed in accordance with, the substantive laws of the State of New York without regard to any conflict of laws provisions.

         SECTION 6.06. DELIVERY OF PROSPECTUS. The Company will furnish to the Warrant Agent sufficient copies of a prospectus with an accompanying prospectus supplement relating to the Warrant Securities, and the Warrant Agent agrees that upon the exercise of any Warrant, the Warrant Agent will deliver to the holder of the Warrant Certificate evidencing such Warrant prior to or concurrently with the delivery of the Warrant Securities issued upon such exercise, a copy of such prospectus and prospectus supplement.

         SECTION 6.07. OBTAINING OF GOVERNMENTAL APPROVALS. The Company will from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and state laws and any applicable laws of other jurisdictions (including without limitation a registration statement in respect of the Warrants and Warrant Securities under the Securities Act of 1933) which may be or become required in connection with the issuance, sale, transfer and delivery of the Warrant Certificates, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrant Securities issued upon exercise of the Warrants or upon the expiration of the period during which the Warrants are exercisable.

         SECTION 6.08. PERSONS HAVING RIGHTS UNDER WARRANT AGREEMENT. Nothing in this Agreement shall give to any person other than the Company, the Warrant Agent and the holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement.

         SECTION 6.09. HEADINGS. The descriptive headings of the several Articles or Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 6.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which as so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 6.11. INSPECTION OF AGREEMENT. A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent and the Company for inspection by the holder of any Warrant Certificate. The Warrant Agent or the Company may require such holder to submit his Warrant Certificate for inspection by it.

         SECTION 6.12. PAYMENT OF STAMP AND OTHER DUTIES. The Company will pay all stamp and other duties, if any, to which, under the laws of the United States of America, the original issuance of the Warrant Certificates may be subject.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by one of their respective authorized officers as of the day and year first above written.

         TEXAS INDUSTRIES, INC.

         By _________________________________
            Name:
            Title:

         [NAME OF WARRANT AGENT]

         By _________________________________
            Name:
            Title:

                          ANNEX A to Warrant Agreement

                         [FORM OF WARRANT CERTIFICATE]

                         [FACE OF WARRANT CERTIFICATE]

       [FORM OF LEGEND IF SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY
DETACHABLE: PRIOR TO ______, 19___ THIS WARRANT CERTIFICATE CANNOT BE TRANSFERRED OR EXCHANGED UNLESS ATTACHED TO A [TITLE OF OFFERED SECURITIES].]

       EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT AGENT AS PROVIDED HEREIN

       WARRANTS TO PURCHASE COMMON STOCK

       Issued by

       TEXAS INDUSTRIES, INC.

       VOID AFTER 5:00 P.M. NEW YORK CITY TIME ON ____, 19___

       [No.] _____________________________ Warrants

       This certifies that [the bearer is the] [_____ or registered assigns is the registered] owner of the above indicated number of Warrants, each Warrant entitling such [bearer] [registered owner] to purchase, at any time [after 5:00 p.m. New York City time on _____________, 19__ and] at or before 5:00 p.m. New York City time on _____________, 19__ (or such later date as may be selected by Texas Industries, Inc., a Delaware corporation (the "Company") with notice to the holder hereof as provided in the Warrant Agreement (as hereinafter defined)), _______ shares of the Common Stock (the "Warrant Securities") of the Company, on the following basis: during the period from and including _____________, 19___, the exercise price of each Warrant will be [$______] per share of Common Stock; during the period from ____________________, 19___, to and including ____________________, 19___, the exercise price of each Warrant will be [$______] (the "Warrant Price"). The holder may exercise the Warrants evidenced hereby by delivery to the Warrant Agent (as hereinafter defined) of this Warrant Certificate, with the form of election to purchase on the reverse hereof properly completed and duly executed and by paying in full, [in lawful money of the United States of America] [in the foreign currency or currency unit in which the Warrant Securities are denominated] by bank wire transfer in immediately available funds the Warrant Price for each Warrant exercised to the warrant agent, such delivery and payment to be made at the principal corporate trust office of [name of Warrant Agent], or its successor as warrant agent (the "Warrant Agent"), [or_____] currently at the address specified on the reverse hereof, and upon compliance with and subject to the conditions set forth herein and the Warrant Agreement.

         Any whole number of Warrants evidenced by this Warrant Certificate may be exercised to purchase Warrant Securities. Upon any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the holder hereof a new Warrant Certificate evidencing the number of Warrants remaining unexercised, unless sufficient time does not exist to exercise such Warrants in accordance with the provisions of the Warrant Agreement before the Warrants become void.

         This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of ________, 19__ (the "Warrant Agreement") between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the holder of this Warrant Certificate consents by acceptance hereof. Copies of the Warrant Agreement are on file at the principal corporate trust office of the Warrant Agent specified on the reverse hereof [and at __________].

         [IF OFFERED SECURITIES WITH BEARER WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE--prior to _________, 19__, this Warrant Certificate may be exchanged or transferred only together with the [Title of Offered Securities] (the "Offered Securities") to which this Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Securities. After such date, this] [IF OFFERED SECURITIES WITH BEARER WARRANTS WHICH ARE IMMEDIATELY DETACHABLE OR WARRANTS ISSUED INDEPENDENT OF ANY OFFERED SECURITIES--This] Warrant Certificate may be registered when this Warrant Certificate is surrendered at the principal corporate trust office of the Warrant Agent [or ______] by the registered owner or his assigns, in person or by his attorney duly authorized in writing, in the manner and subject to the limitations provided in the Warrant Agreement.]

         [IF OFFERED SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE--Except as provided in the immediately preceding paragraph, after] [IF OFFERED SECURITIES WITH WARRANTS WHICH ARE IMMEDIATELY DETACHABLE OR WARRANTS ISSUED INDEPENDENT OF ANY OFFERED SECURITIES--After] countersignature by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certificate may be exchanged at the principal corporate trust office of the Warrant Agent [or _________] for Warrant Certificates, representing the same aggregate number of Warrants, [in registered form] [in bearer form] [in either registered or bearer form].

         [IF NYSE LISTED, INSERT--; Warrants not exercised by 5 p.m. on the date specified above ("Expired Unexercised Warrants") shall have a residual value of one share of Common Stock of the Company per 100 Expired Unexercised Warrants.]

         This Warrant Certificate shall not entitle the holder hereof to any of the rights of a holder of the Warrant Securities, including without limitation the right to receive any dividend payments on the Warrant Securities.

         This Warrant Certificate shall be governed by, and construed in accordance with the laws of the State of New York without regard to any conflict of laws provisions.

         The Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

         Dated as of _______________, 19__.

         TEXAS INDUSTRIES, INC.

         By _________________________________
            Name:
            Title:

         [SEAL]

         Attest:

         _____________________________________
         [Assistant] Secretary

         [NAME OF WARRANT AGENT], As Warrant Agent

         By _________________________________
            Name:
            Title:

                        (REVERSE OF WARRANT CERTIFICATE)

                      INSTRUCTIONS FOR EXERCISE OF WARRANT

         To exercise the Warrants evidenced hereby, the holder must pay by bank wire transfer in immediately available funds the Warrant Price in full for Warrants exercised to [insert name of Warrant Agent], at its principal corporate trust office at [insert address of Warrant Agent], Attention:
______________, [or ______________________________] which wire transfer must specify the name of the holder and the number of Warrants exercised by such holder. In addition, the holder must complete the information required below and present this Warrant Certificate in person or by mail (registered mail is recommended) to the Warrant Agent at the addresses set forth below. This Warrant Certificate, completed and duly executed, must be received by the Warrant Agent together with such wire transfer. [If the undersigned is requesting delivery of Warrant Securities in bearer form, the person entitled to physical delivery of such Warrant Securities will be required to deliver a certificate (copies of which may be obtained from the Warrant Agent [or _____________]) certifying that such Warrant Securities are not being acquired by or on behalf of a U.S. person or for resale to a U.S. person unless such U.S. person is qualified under United States tax laws and regulations.]

                    TO BE EXECUTED UPON EXERCISE OF WARRANT

         The undersigned hereby irrevocably elects to exercise ________ Warrants, evidenced by this Warrant Certificate, to purchase ______________ shares of the Common Stock (the "Warrant Securities") of Texas Industries, Inc. and represents that he has tendered payment for such Warrant Securities by bank wire transfer in immediately available funds to the order of Texas Industries, Inc., in care of (insert name and address of Warrant Agent)], in the amount of [$_____] in accordance with the terms hereof. The undersigned requests that said number of shares of Warrant Securities be registered form in the authorized denominations, registered in such names and delivered], all as specified in accordance with the instructions set forth below.

         If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instructions below or unless sufficient time does not exist before the remaining Warrants become void.

         Dated:

         ____________________________________

         Name

         ___________________________(Please Print)

         _____________________________________

         Address _________________________

         (Insert Social Security or Other Identifying Number of Holder)

         _________________________________

         Signature _______________________

         The Warrants evidenced hereby may be exercised at the following addresses:

By hand at
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________


By mail at

_______________________________________________________________
_______________________________________________________________
_______________________________________________________________

         [IF REGISTERED WARRANT]

         ASSIGNMENT

         (FORM OF ASSIGNMENT TO BE EXECUTED IF HOLDER DESIRES TO TRANSFER WARRANTS EVIDENCED HEREBY)

         FOR VALUE RECEIVED __________ hereby sells assigns and transfers unto

         Please insert social security   or other identifying number.

         _________________________________

         __________________________________________________________________

         (Please print name and address including zip code)

        ________________________________________________________________________

         The Warrants represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint _________________________, Attorney, to transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

         Dated:

         ______________________________________

         Signature

         (Signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate and must bear a signature guarantee by a bank, trust company or member broker of the New York, Chicago or Pacific Stock Exchange.)

         Signature Guaranteed:

         _________________________________

                             TEXAS INDUSTRIES, INC.

                                      AND

                     [NAME OF WARRANT AGENT], WARRANT AGENT

                              ___________________


                      WARRANT AGREEMENT [PREFERRED STOCK]

                            DATED AS OF ___________

         WARRANT AGREEMENT dated as of ____________________________, 19___, between TEXAS INDUSTRIES, INC., a Delaware corporation (the "Company") and ___________________________________________________, as warrant agent (the
"Warrant Agent"), which term includes any successor warrant agent hereunder.

         [WHEREAS, the Company proposes to sell] [title of Securities being offered (the "Offered Securities") with] [WHEREAS the Company proposes to issue] Warrant certificates evidencing one or more warrants (the "Warrants"; individually a "Warrant") representing the right to purchase up to __________ shares of the [title] Preferred Stock of the Company (the "Warrant Securities"), having the terms of which shall be set forth in the Certificate of Designation relating thereto, such warrant certificates and other warrant certificates issued pursuant to this Agreement being called the "Warrant Certificates";] and

         WHEREAS the Company desires that the Warrant Agent act on behalf of the Company in connection with the issuance, exchange, exercise and replacement of the Warrant Certificates, and in this Agreement wishes to set forth, among other things, the form and provisions of the Warrant Certificates and the terms and conditions on which they may be issued, exchanged, exercised and replaced.

         NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE I.

    ISSUANCE OF WARRANTS AND EXECUTION AND DELIVERY  OF WARRANT CERTIFICATES

         SECTION 1.01. ISSUANCE OF WARRANTS. [Warrants shall be initially issued in connection with the issuance of the Offered Securities] [but shall be separately transferable on and after _______, 19___ (the "Detachable Date")] [and shall not be separately transferable] [and each] [Each] Warrant Certificate shall evidence one or more Warrants. Each Warrant evidenced by a Warrant Certificate shall represent the right, subject to the provisions contained herein and therein, to purchase up to _________ shares of the Warrant Securities.

         SECTION 1.02. EXECUTION AND DELIVERY OF WARRANT CERTIFICATES. Warrant Certificates, whenever issued, shall be in [bearer] [or] [registered] form [or both] substantially in the form set forth in Annex A hereto, shall be dated and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed, or to conform to common usage. The Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Operating Officer, its Chief Financial Officer, one of its Vice Presidents (whether or not designated by a number or word or words added before or after the title Vice President), its Treasurer or an Assistant Treasurer under its corporate seal and attested by its Secretary or one of its Assistant Secretaries. Such signatures may be manual or facsimile signatures of such authorized officers and may be imprinted or otherwise reproduced on the Warrant Certificates. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

         No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant evidenced thereby has been countersigned by the manual signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that the Warrant Certificate so countersigned has been duly issued hereunder.

         In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned and delivered by the Warrant Agent, such Warrant Certificates may be countersigned and delivered notwithstanding that the person who signed such Warrant Certificates ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution of this Agreement any such person was not such officer.

         [IF BEARER WARRANTS--The term "holder" or "holder of a Warrant Certificate" as used herein shall mean [IF OFFERED DEBT SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE--prior to the Detachable Date, the registered owner of the Offered Security to which such Warrant Certificate was initially attached (or the bearer if the Offered Securities is in bearer form) and after such Detachable Date] the bearer of such Warrant Certificate.]

         [IF REGISTERED WARRANTS--The term "holder" or "holder of a Warrant Certificate" as used herein shall mean any person in whose name at the time any Warrant Certificate shall be registered upon the books to be maintained by the Warrant Agent for that purpose. IF OFFERED SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE--or, prior to the Detachable Date, upon the register of the Offered Securities.] The Company will, or will cause the registrar of the Offered Securities to, make available at all times to the Warrant Agent such information as to holders of the Offered Securities with Warrants as may be necessary to keep the Warrant Agent's records up-to-date.

         SECTION 1.03. ISSUANCE OF WARRANT CERTIFICATES. Warrant Certificates evidencing the right to purchase ___________ shares of Warrant Securities (except as provided in Section 2.03(c), 3.02 and 4.01) may be executed by the Company and delivered to the Warrant Agent upon the execution of this Agreement or from time to time thereafter. The Warrant Agent shall, upon receipt of Warrant Certificates duly executed on behalf of the Company and upon order of the Company, countersign Warrant Certificates evidencing Warrants representing the right to purchase up to __________ shares of Warrant Securities and shall deliver such Warrant Certificates to or upon the order of the Company. Subsequent to such original issuance of the Warrant Certificates, the Warrant Agent shall countersign a Warrant Certificate only if the Warrant Certificate is issued in exchange or substitution for one or more previously countersigned Warrant Certificates [IF REGISTERED WARRANTS--or in connection with their transfer] as hereinafter provided, or as provided in Section 2.03(c).

                                  ARTICLE II.

                WARRANT PRICE, DURATION AND EXERCISE OF WARRANTS

         SECTION 2.01. WARRANT PRICE. During the period from and including ___________, 19__, to and including ____________, 19__, the exercise price of each Warrant will be [$_____]. Such purchase price of Warrant Securities is referred to in this Agreement as the "Warrant Price".

         SECTION 2.02. DURATION OF WARRANTS. Each Warrant may be exercised in whole at any time, as specified herein, on or after [the date thereof] [__________, 19__ and at or before 5:00 p.m. New York City time on ________, 19__ or such later date as may be selected by the Company, in a written statement to the Warrant Agent and with notice to the holders of Warrants (such date of expiration being called the "Expiration Date"). Each Warrant not exercised at or before 5:00 p.m. New York City time on the Expiration Date (an "Expired Unexercised Warrant") shall become void and all rights of the holder of the Warrant Certificate evidencing such Warrant under this Agreement shall cease[.] [IF NYSE LISTED, INSERT--; provided however, Expired Unexercised Warrants shall have a residual value of one share of Common Stock of the Company per 100 Expired Unexercised Warrants.]

         SECTION 2.03.  EXERCISE OF WARRANTS.

                 (a) During the period specified in Section 2.02, any whole number of Warrants may be exercised [, subject to Section 2.03(c),] by delivery to the Warrant Agent of the Warrant Certificate evidencing such Warrant, with the form of election to purchase Warrant Securities set forth on the reverse side of the Warrant Certificate properly completed and duly executed, and by paying in full, [in lawful money of the United States of America,] [in the foreign currency or currency unit in which the Warrant Securities are denominated] by bank wire transfer in immediately available funds the Warrant Price for each Warrant exercised to the principal corporate trust office of the Warrant Agent [or at _____]. The date on which the duly completed and executed Warrant Certificate and payment in full of the Warrant Price is received by the Warrant Agent shall be deemed to be the date on which the Warrant is exercised. The Warrant Agent shall deposit all funds received by it in payment of the Warrant Price in an account of the Company maintained with it and shall advise the Company by telephone at the end of each day on which a payment or wire transfer for the exercise of Warrants is received of the amount so deposited to its account. The Warrant Agent shall promptly confirm such telephone advice to the Company in writing.

                 (b) The Warrant Agent shall, from time to time, as promptly as practicable, advise the Company of (i) the number of Warrants exercised, (ii) the instructions of each holder of the Warrant Certificates evidencing such Warrants with respect to delivery of the Warrant Securities to which such holder is entitled upon such exercise,
(iii) delivery of Warrant Certificates evidencing the balance, if any, of the Warrants remaining after such exercise and (iv) such other information as the Company shall reasonably require.

                 (c) As soon as practicable after the exercise of any Warrant, the Company shall issue, to or upon the order of the holder of the Warrant Certificate evidencing such Warrant, the Warrant Securities to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder. If fewer than all of the Warrants evidenced by such Warrant Certificate are exercised, the Company shall execute (attested and under seal as aforesaid), and an authorized officer of the Warrant Agent shall manually countersign and deliver, a new Warrant Certificate evidencing the number of such Warrants remaining unexercised, unless sufficient time does not exist before the Expiration Date to exercise such Warrants in accordance with the provisions of this Agreement.

                 (d) The Company shall not be required to pay any stamp or other tax or other governmental charge required to be paid in connection with any transfer involved in the issuance of the Warrant Securities and the Company shall not be required to issue or deliver any Warrant Security until such tax or other charge shall have been paid or it shall have been established to the satisfaction of the Company that no such tax or other charge is due.

                                  ARTICLE III.

     OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANT CERTIFICATES

         SECTION 3.01. NO RIGHTS AS A HOLDER OF WARRANT SECURITIES CONFERRED BY WARRANTS OR WARRANT CERTIFICATES. No Warrant Certificate or Warrant evidenced thereby shall entitle the holder thereof to any of the rights of a holder of Warrant Securities, including without limitation the right to receive any dividend or payment on Warrant Securities.

         SECTION 3.02. LOST, STOLEN, MUTILATED OR DESTROYED CERTIFICATES. Upon receipt by the Warrant Agent of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity reasonably satisfactory to it and the Company and, in the case of mutilation, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser or holder in due course, the Company may (or, in the case of mutilation, shall) execute, and in such event an authorized officer of the Warrant Agent shall manually countersign and deliver, in exchange for or in lieu of the lost, stolen, destroyed or mutilated Warrant Certificate, a new Warrant Certificate of the same tenor and evidencing a like number of Warrants. Upon the issuance of any new Warrant Certificate under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall represent an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this Section are exclusive and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereinafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 3.03. HOLDER OF WARRANT CERTIFICATE MAY ENFORCE RIGHTS. Notwithstanding any of the provisions of this Agreement, any holder of a Warrant Certificate, without the consent of the Warrant Agent, the holder of any Warrant Securities or the holder of any other Warrant Certificate, may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce or otherwise in respect of, his right to exercise the Warrants evidenced by his Warrant Certificate in the manner provided in his Warrant Certificate and in this Agreement.

         SECTION 3.04. RESERVATION OF SHARES. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized [title] Preferred Stock, the full number of shares of [title] Preferred Stock then issuable upon the exercises of all outstanding Warrants, and the Company shall at all times reserve and keep available, out of its authorized capital stock, for the purpose of effecting any conversion of the Warrant Securities, the full number of shares of such capital stock issuable upon conversion of all Warrant Securities.

                                  ARTICLE IV.

                 EXCHANGE AND TRANSFER OF WARRANT CERTIFICATES

         SECTION 4.01. EXCHANGE AND TRANSFER OF WARRANT CERTIFICATES. [IF OFFERED SECURITIES WITH WARRANTS WHICH ARE IMMEDIATELY DETACHABLE OR WARRANTS ISSUED INDEPENDENT OF ANY OFFERED SECURITIES--Upon] [IF OFFERED SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE--Prior to the Detachable Date, a Warrant Certificate may be exchanged or transferred only together with the Offered Securities to which the Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Security. Prior to the Detachable Date, each transfer of the Offered Security [on the register maintained with respect to the Offered Securities] shall operate also to transfer the related Warrant Certificates. After the Detachable Date, upon] surrender at the principal corporate trust office of the Warrant Agent [or __________], Warrant Certificates evidencing Warrants may be exchanged for Warrant Certificates in other denominations evidencing such Warrants [IF REGISTERED WARRANTS--or the transfer may be registered in whole or in part]; provided that such other Warrant Certificates evidence a like number of Warrants as the Warrant Certificates so surrendered. [IF REGISTERED AND BEARER WARRANTS (SUBJECT TO ANY LIMITATIONS IMPOSED WITH RESPECT TO SUCH EXCHANGES)--After the Detachable Date, upon] [Upon] surrender at the principal corporate trust office of the Warrant Agent [or __________], Warrant Certificates in bearer form may be exchanged for Warrant Certificates in registered form evidencing a like number of Warrants.] [IF REGISTERED WARRANTS-- The Warrant Agent shall keep, at its corporate trust office, books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and exchanges and transfers of outstanding Warrant Certificates upon surrender of the Warrant Certificates to the Warrant Agent at its principal corporate trust office [or _____] for exchange [or registration of transfer], properly endorsed or accompanied by appropriate instruments of registration of transfer and written instructions for transfer, all in form satisfactory to the Company and the Warrant Agent.] The Company may require payment of a service charge for any exchange [or registration of transfer] of Warrant Certificates, and may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange [or registration of transfer]. Whenever any Warrant Certificates are so surrendered for exchange [or registration of transfer] an authorized officer of the Warrant Agent shall manually countersign and deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates duly authorized and executed by the Company, as so requested. The Warrant Agent shall not be required to effect any exchange [or registration of transfer] which will result in the issuance of a Warrant Certificate evidencing a fraction of a Warrant or a number of full Warrants and a fraction of a Warrant. All Warrant Certificates issued upon any exchange [or registration of transfer] of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such exchange [or registration or transfer].

         SECTION 4.02. TREATMENT OF HOLDERS OF WARRANT CERTIFICATES. [IF OFFERED SECURITIES WITH BEARER WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE-- Subject to Section 4.01, each] [IF OFFERED SECURITIES WITH BEARER WARRANTS WHICH ARE IMMEDIATELY DETACHABLE OR WARRANTS ISSUED INDEPENDENT OF ANY OFFERED SECURITIES--Each] Warrant Certificate shall be transferable by delivery and shall be deemed negotiable and the bearer of each Warrant Certificate may be treated by the Company, the Warrant Agent and all other persons dealing with such bearer as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.] [IF REGISTERED WARRANTS--Every holder of a Warrant Certificate, by accepting the same, consents and agrees with the Company, the Warrant Agent and with every subsequent holder of such Warrant Certificate that until the transfer of the Warrant Certificate is registered on the books of the Warrant Agent [or the register of the Offered Securities prior to the Detachable Date], the Company and the Warrant Agent [or the registrar of the Offered Securities prior to the Detachable Date], may treat such registered holder as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to contrary notwithstanding.]

         SECTION 4.03. CANCELLATION OF WARRANT CERTIFICATES. Any Warrant Certificate surrendered for exchange [, registration of transfer] or exercise of the Warrants evidenced thereby, if surrendered to the Company, shall be delivered to the Warrant Agent and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly canceled by the Warrant Agent and shall not be reissued and, except as expressly permitted by this Agreement, no Warrant Certificate shall be issued hereunder in exchange or in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of canceled Warrant Certificates in a manner satisfactory to the Company.

                                   ARTICLE V.

                          CONCERNING THE WARRANT AGENT

         SECTION 5.01. WARRANT AGENT. The Company hereby appoints the Warrant Agent as warrant agent of the Company in respect of the Warrants and the Warrant Certificates upon the terms and subject to the conditions herein set forth and the Warrant Agent hereby accepts such appointment. The Warrant Agent shall have the powers and authority granted to and conferred upon it in the Warrant Certificates and hereby and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it in writing. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

         SECTION 5.02. CONDITIONS OF WARRANT AGENT'S OBLIGATIONS. The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Company agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

                 (a) COMPENSATION AND INDEMNIFICATION. The Company agrees promptly to pay the Warrant Agent the compensation to be agreed upon with the Company for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for reasonable out-of-pocket expenses (including counsel fees) incurred by the Warrant Agent in connection with the services rendered hereunder by the Warrant Agent. The Company also agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Warrant Agent, arising out of or in connection with its acting as Warrant Agent hereunder, as well as the costs and expenses of defending against any claim of such liability.

                 (b) AGENT FOR THE COMPANY. In acting under this Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any fiduciary obligation or relationship of agency or trust for or with any of the holders of Warrant Certificates or beneficial owners of Warrants.

                 (c) DOCUMENTS. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

                 (d) CERTAIN TRANSACTIONS. The Warrant Agent, and its officers, directors and employees, may become the owner of, or acquire any interest in, Warrants and/or Warrant Securities and/or Offered Securities, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of Warrant Securities, Offered Securities or other obligations of the Company as freely as if it were not the Warrant Agent hereunder.

                 (e) NO LIABILITY FOR INVALIDITY. The Warrant Agent shall have no liability with respect to any invalidity of this Agreement or any of the Warrant Certificates.

                 (f) NO LIABILITY FOR INTEREST. The Warrant Agent shall transfer to the Company interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

                 (g) NO RESPONSIBILITY FOR REPRESENTATIONS. The Warrant Agent shall not be responsible for any of the recitals or representations herein or in the Warrant Certificates (except as to the Warrant Agent's countersignature thereon), all of which are made solely by the Company.

                 (h) NO IMPLIED OBLIGATIONS. The Warrant Agent shall be obligated to perform only such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which might involve it in any expense or liability, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates countersigned and delivered by it to the Company pursuant to this Agreement or for the application by the Company of the proceeds of the Warrant Certificates. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise, or, except as provided in Section 6.02 hereof, to make any demand upon the Company.

         SECTION 5.03.    RESIGNATION AND APPOINTMENT OF SUCCESSOR.

                 (a) The Company agrees, for the benefit of the holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder until all the Warrant Certificates are no longer exercisable.

                 (b) The Warrant Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; PROVIDED that such date shall not be less than three months after the date on which such notice is given unless the Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date upon which such removal shall become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent. The obligations of the Company under Section 5.02(a) shall continue to the extent set forth therein notwithstanding the resignation or removal of the Warrant Agent.

                 (c) In case at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall file a petition seeking relief under the Federal Bankruptcy Code, as now constituted or hereafter amended, or under any other applicable Federal or state bankruptcy law or similar law or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered for relief against it under the provisions of the Federal Bankruptcy Code, as now constituted or hereafter amended, or under any other applicable Federal or state bankruptcy or similar law, of if any public officer shall have taken charge or control of the Warrant Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder.

                 (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

                 (e) Any corporation into which the Warrant Agent hereunder may be merged or converted or any corporation with which the Warrant Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Warrant Agent, provided that it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                  ARTICLE VI.

                                 MISCELLANEOUS

         SECTION 6.01. AMENDMENT. This Agreement may be amended by the parties hereto, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein, or making any other provisions with respect to matters or questions arising under this Agreement as the Company and the Warrant Agent may deem necessary or desirable; PROVIDED that such action shall not adversely affect the interests of the holders of the Warrant Certificates.

         SECTION 6.02. NOTICES AND DEMANDS TO THE COMPANY AND WARRANT AGENT. If the Warrant Agent shall receive any notice or demand addressed to the Company by the holder of a Warrant Certificate pursuant to the provisions of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

         SECTION 6.03. ADDRESSES. Any communications from the Company to the Warrant Agent with respect to this Agreement shall be addressed to the Warrant Agent at its principal corporate trust office at ______________________, _________________________, Attention:
_________________________, and any communication from the Warrant Agent to the Company with respect to this Agreement shall be addressed to Texas Industries, Inc., 1341 West Mockingbird Lane, Dallas, Texas 75247, Attention: General Counsel, or such other address as shall be specified in writing by the Warrant Agent or the Company.

         SECTION 6.04. NOTICES TO HOLDERS OF WARRANTS. Any notice to holders of Warrants which by any provisions of this Agreement is required or permitted to be given shall be given [IF REGISTERED WARRANTS--by first class mail, postage prepaid, at such holder's address as appears on the books of the Warrant Agent [or on the register of the Offered Securities prior to the Detachable Date] [IF BEARER WARRANTS--by publication at least once in a daily morning newspaper in New York City [, in London] and in ________].

         SECTION 6.05. APPLICABLE LAW. The validity, interpretation and performance of this Agreement and each Warrant Certificate issued hereunder and of the respective terms and provisions thereof shall be governed by, and construed in accordance with, the substantive laws of the State of New York without regard to any conflict of laws provisions.

         SECTION 6.06. DELIVERY OF PROSPECTUS. The Company will furnish to the Warrant Agent sufficient copies of a prospectus with an accompanying prospectus supplement relating to the Warrant Securities, and the Warrant Agent agrees that upon the exercise of any Warrant, the Warrant Agent will deliver to the holder of the Warrant Certificate evidencing such Warrant prior to or concurrently with the delivery of the Warrant Securities issued upon such exercise, a copy of such prospectus and prospectus supplement.

         SECTION 6.07. OBTAINING OF GOVERNMENTAL APPROVALS. The Company will from time to time take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and state laws and any applicable laws of other jurisdictions (including without limitation a registration statement in respect of the Warrants and Warrant Securities under the Securities Act of 1933) which may be or become required in connection with the issuance, sale, transfer and delivery of the Warrant Certificates, the exercise of the Warrants, the issuance, sale, transfer and delivery of the Warrant Securities issued upon exercise of the Warrants or upon the expiration of the period during which the Warrants are exercisable.

         SECTION 6.08. PERSONS HAVING RIGHTS UNDER WARRANT AGREEMENT. Nothing in this Agreement shall give to any person other than the Company, the Warrant Agent and the holders of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement.

         SECTION 6.09. HEADINGS. The descriptive headings of the several Articles or Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         SECTION 6.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which as so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

         SECTION 6.11. INSPECTION OF AGREEMENT. A copy of this Agreement shall be available at all reasonable times at the principal corporate trust office of the Warrant Agent and the Company for inspection by the holder of any Warrant Certificate. The Warrant Agent or the Company may require such holder to submit his Warrant Certificate for inspection by it.

         SECTION 6.12. PAYMENT OF STAMP AND OTHER DUTIES. The Company will pay all stamp and other duties, if any, to which, under the laws of the United States of America, the original issuance of the Warrant Certificates may be subject.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by one of their respective authorized officers as of the day and year first above written.

         TEXAS INDUSTRIES, INC.

         By ___________________________________
            Name:
            Title:

         [NAME OF WARRANT AGENT]

         By ___________________________________
            Name:
            Title:

       ANNEX A to Warrant Agreement

       [FORM OF WARRANT CERTIFICATE]

       [FACE OF WARRANT CERTIFICATE]

       [FORM OF LEGEND IF SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY
DETACHABLE: PRIOR TO ______, 19___ THIS WARRANT CERTIFICATE CANNOT BE TRANSFERRED OR EXCHANGED UNLESS ATTACHED TO A [TITLE OF OFFERED SECURITIES].]

       EXERCISABLE ONLY IF COUNTERSIGNED BY THE WARRANT AGENT AS PROVIDED HEREIN

       WARRANTS TO PURCHASE  [TITLE] PREFERRED STOCK

       Issued by

       TEXAS INDUSTRIES, INC.

       VOID AFTER 5:00 P.M. NEW YORK CITY TIME ON ____, 19___

       No.  ________

       This certifies that [the bearer is the] [_____ or registered assigns is the registered] owner of the above indicated number of Warrants, each Warrant entitling such [bearer] [registered owner] to purchase, at any time [after 5:00 p.m. New York City time on _____________, 19__ and] at or before 5:00 p.m. New York City time on _____________, 19__ (or such later date as may be selected by Texas Industries, Inc., a Delaware corporation (the "Company") with notice to the holder hereof as provided in the Warrant Agreement (as hereinafter defined)), __________ shares of the [title] Preferred Stock (the "Warrant Securities") of Company, on the following basis: during the period from and including _____________, 19___, the exercise price of each Warrant will be [$______] per share; [during the period from ____________________, 19___, to and including ____________________, 19___, the exercise price of each Warrant will be [$______] per share (the "Warrant Price"). The holder may exercise the Warrants evidenced hereby by delivery to the Warrant Agent (as hereinafter defined) of this Warrant Certificate, with the form of election to purchase on the reverse hereof properly completed and duly executed and by paying in full, [in lawful money of the United States of America] [in the foreign currency or currency unit in which the Warrant Securities are denominated] by bank wire transfer in immediately available funds the Warrant Price for each Warrant exercised to the warrant agent, such delivery and payment to be made at the principal corporate trust office of [name of Warrant Agent], or its successor as warrant agent (the "Warrant Agent"), [or _____] currently at the address specified on the reverse hereof, and upon compliance with and subject to the conditions set forth herein and the Warrant Agreement.

         Any whole number of Warrants evidenced by this Warrant Certificate may be exercised to purchase Warrant Securities. Upon any exercise of fewer than all of the Warrants evidenced by this Warrant Certificate, there shall be issued to the holder hereof a new Warrant Certificate evidencing the number of Warrants remaining unexercised, unless sufficient time does not exist to exercise such Warrants in accordance with the provisions of the Warrant Agreement before the Warrants become void.

         This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of ________, 19__ (the "Warrant Agreement") between the Company and the Warrant Agent and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the holder of this Warrant Certificate consents by acceptance hereof. Copies of the Warrant Agreement are on file at the principal corporate trust office of the Warrant Agent specified on the reverse hereof [and at __________].

         [IF OFFERED SECURITIES WITH BEARER WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE--Prior to _________, 19__, this Warrant Certificate may be exchanged or transferred only together with the [Title of Offered Securities] (the "Offered Securities") to which this Warrant Certificate was initially attached, and only for the purpose of effecting, or in conjunction with, an exchange or transfer of such Offered Securities. After such date, this] [IF OFFERED SECURITIES WITH BEARER WARRANTS WHICH ARE IMMEDIATELY DETACHABLE OR WARRANTS ISSUED INDEPENDENT OF ANY OFFERED SECURITIES--This] Warrant Certificate may be registered when this Warrant Certificate is surrendered at the principal corporate trust office of the Warrant Agent [or ______] by the registered owner or his assigns, in person or by his attorney duly authorized in writing, in the manner and subject to the limitations provided in the Warrant Agreement.]

         [IF OFFERED SECURITIES WITH WARRANTS WHICH ARE NOT IMMEDIATELY DETACHABLE--Except as provided in the immediately preceding paragraph, after] [IF OFFERED SECURITIES WITH WARRANTS WHICH ARE IMMEDIATELY DETACHABLE OR WARRANTS ISSUED INDEPENDENT OF ANY OFFERED SECURITIES--After] countersignature by the Warrant Agent and prior to the expiration of this Warrant Certificate, this Warrant Certificate may be exchanged at the principal corporate trust office of the Warrant Agent [or _________] for Warrant Certificates, representing the same aggregate number of Warrants, [in registered form] [in bearer form] [in either registered or bearer form].

         [IF NYSE LISTED, INSERT--; Warrants not exercised by 5 p.m. on the date specified above ("Expired Unexercised Warrants") shall have a residual value of one share of Common Stock of the Company per 100 Expired Unexercised Warrants.]

         This Warrant Certificate shall not entitle the holder hereof to any of the rights of a holder of the Warrant Securities, including without limitation the right to receive payments of any dividends on the Warrant Securities.

         This Warrant Certificate shall be governed by, and construed in accordance with the laws of the State of New York without regard to any conflict of laws provisions.

         The Warrant Certificate shall not be valid or obligatory for any purpose until countersigned by the Warrant Agent.

         Dated as of _______________, 19__.

         TEXAS INDUSTRIES, INC.

         By ___________________________________
            Name:
            Title:

         [SEAL]

         Attest:

         _____________________________________ [Assistant] Secretary

         [NAME OF WARRANT AGENT],  As Warrant Agent

         By ___________________________________
            Name:
            Title:

         (REVERSE OF WARRANT CERTIFICATE)

         INSTRUCTIONS FOR EXERCISE OF WARRANT

         To exercise the Warrants evidenced hereby, the holder must pay by bank wire transfer in immediately available funds the Warrant Price in full for Warrants exercised to [insert name of Warrant Agent], at its principal corporate trust office at [insert address of Warrant Agent], Attention:
______________, [or ______________________________] which wire transfer must specify the name of the holder and the number of Warrants exercised by such holder. In addition, the holder must complete the information required below and present this Warrant Certificate in person or by mail (registered mail is recommended) to the Warrant Agent at the addresses set forth below. This Warrant Certificate, completed and duly executed, must be received by the Warrant Agent together with such wire transfer. [If the undersigned is requesting delivery of Warrant Securities in bearer form, the person entitled to physical delivery of such Warrant Securities will be required to deliver a certificate (copies of which may be obtained from the Warrant Agent [or _____________]) certifying that such Warrant Securities are not being acquired by or on behalf of a U.S. person or for resale to a U.S. person unless such U.S. person is qualified under United States tax laws and regulations.]

         TO BE EXECUTED UPON EXERCISE OF WARRANT

         The undersigned hereby irrevocably elects to exercise ________ Warrants, evidenced by this Warrant Certificate, to purchase _______ shares of [title] Preferred Stock (the "Warrant Securities") of Texas Industries, Inc. and represents that he has tendered payment for such Warrant Securities by bank wire transfer in immediately available funds to the order of Texas Industries, Inc., in care of (insert name and address of Warrant Agent)], in the amount of [$_____] in accordance with the terms hereof. The undersigned requests that said number of shares of Warrant Securities be registered in such names and delivered, all as specified in accordance with the instructions set forth below.

         If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instructions below or unless sufficient time does not exist before the remaining Warrants become void.

         Dated:

         ________________________________  Name

         _____________________________________  (Please Print)

         ________________________________  Address

         ___________________________________ (Insert Social Security or Other
         Identifying

         Number of Holder) ___________________________________________

         Signature __________________________________

         The Warrants evidenced hereby may be exercised at the following addresses:

         By hand at

         ____________________________________________________________________
         ____________________________________________________________________
         ____________________________________________________________________

         By mail at

         ____________________________________________________________________
         ____________________________________________________________________
         ____________________________________________________________________

         [IF REGISTERED WARRANT]

         ASSIGNMENT

         (FORM OF ASSIGNMENT TO BE EXECUTED IF HOLDER DESIRES TO TRANSFER WARRANTS EVIDENCED HEREBY)

         FOR VALUE RECEIVED __________ hereby sells assigns and transfers unto

         Please insert social security  or other identifying number.

         _________________________________

         _________________________________ __________________________________
         (Please print name and address including zip code)

________________________________________________________________________________

         The Warrants represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint _________________________, Attorney, to transfer said Warrant Certificate on the books of the Warrant Agent with full power of substitution in the premises.

         Dated:

         ______________________________________  Signature  (Signature must conform in all respects to the name of the holder as specified on the face of this Warrant Certificate and must bear a signature guarantee by a bank, trust company or member broker of the New York, Chicago or Pacific Stock Exchange.)

         Signature Guaranteed:

         ______________________________________